Restricted cash	12 Months Ended
Dec. 31, 2020
Restricted Cash and Cash Equivalents, Current [Abstract]
Restricted cash
5.	Restricted cash
Cash that is restricted as to withdrawal or for use or pledged as security is reported separately on the face of the consolidated balance sheets, and is included in the total cash, cash equivalents, and restricted cash in the consolidated statements of cash flows. The Group’s restricted cash is substantially cash balance on deposit required by its commercial banks, the court and government department. As of December 31, 2019 and 2020, the Group’s restricted cash were RMB1,392 and RMB164,889, respectively.
As of December 31, 2020, among the Group’s restricted cash, there are
RMB156,189
restricted by government departments as part of their ongoing investigations into certain third parties, which are not the Group’s related parties. The restrictions will be subsequently removed when the cases are closed.